UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004

UNITED PANAM FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-24051	94-3211687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Westerly Place, Suite 200 Newport Beach, CA	92260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 224-1917

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)(1) Previous independent accountants.

(i) On October 5, 2004, United Pan Am Financial Corp. (the “Company”) announced the engagement of Stonefield Josephson, Inc. as the Company’s newly appointed independent accountants, replacing KPMG LLP, the Company’s former accountants. Based upon discussions with Stonefield Josephson on October 19, 2004, the Company has determined that it will not proceed with the previously announced engagement of Stonefield Josephson as the Company’s independent accountants. The decision that the Company would not proceed with the engagement was approved by the Audit Committee based upon discussions with Stonefield Josephson regarding their capacity to act as the Company’s auditors pursuant to the terms of the engagement letter dated October 4, 2004.

(ii) Stonefield Josephson prepared no report on the financial statements of the Company for any period.

(iii) The Company’s decision that it would not proceed with the engagement of Stonefield Josephson was approved by the Audit Committee of the Company’s Board of Directors.

(iv) There were no disagreements with Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(v) Stonefield Josephson has not advised the Company of any matters constituting a reportable event for purposes of Item 304(a)(1)(v) of Regulation S-K.

(2) Engagement of new independent accountants. The Audit Committee has approved the Company’s engagement of Grobstein, Horwath & Company LLP as its independent accountants replacing Stonefield Josephson. During the Company’s two most recent fiscal years, and the subsequent interim period through October 1, 2004, the Company did not consult with Grobstein, Horwath & Company LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

(3) Statement of previous independent accountants. The Company has asked Stonefield Josephson to furnish it with a letter addressed to the SEC stating whether it agrees or disagrees with the above statements and a copy of that letter is attached as Exhibit 16.1 to this Report. The Company has authorized Stonefield Josephson and KPMG LLP to fully respond to the inquiries of Grobstein, Horwath & Company LLP as the Company’s successor accountants.

Certain matters discussed in this report may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Such risks and uncertainties could cause timing of events to differ significantly from those discussed above as a result of various factors, including but not limited to, timing of selection of an independent public accounting firm and other risks, some of which may be identified from time to time in our filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(c) Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from Stonefield Josephson, Inc. dated October 20, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp.
(Registrant)

Date October 21, 2004

/s/ Ray Thousand
Ray Thousand President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Stonefield Josephson, Inc. dated October 20, 2004